SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     July 25, 2006
                                                    ---------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)


         New York                  1-4858                       13-1432060
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(State or Other Jurisdiction    (Commission                   (I.R.S. Employer
  of Incorporation)             File Number)                 Identification No.)


521 West 57th Street, New York, New York                            10019
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code    (212) 765-5500
                                                    ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     At its meeting held on July 25, 2006, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), with the assistance of independent compensation consultants, approved a grant of 10,638 Restricted Stock Units ("RSU's") to Mr. Arthur C. Martinez for his service as Interim Chief Executive Officer during the period from May 9, 2006 until June 30, 2006. The Board determined to grant such RSU award equal in value to $375,000 based on the closing price of the Company's Common Stock on the grant date. The RSU's, which were granted under the Company's 2000 Stock Award and Incentive Plan, will vest on the first anniversary of the date of grant. Attached as Exhibit 10.1 is a Restricted Stock Units Agreement between the Company and Mr. Martinez.



Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits

         10.1 Restricted Stock Units Agreement dated July 25, 2006 between International Flavors & Fragrances Inc. and Arthur C. Martinez.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  July 26, 2006    By:  /s/ Dennis M. Meany
                         ----------------------------------------
                         Name:     Dennis M. Meany
                         Title:    Senior Vice President, General
                                   Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------


   10.1 Restricted Stock Units Agreement dated July 25, 2006 between International Flavors & Fragrances Inc. and Arthur C. Martinez.

                                                                EXHIBIT 10.1




                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                       2000 Stock Award and Incentive Plan
                             As Amended and Restated

                        Restricted Stock Units Agreement

This Restricted Stock Units Agreement (the "Agreement") confirms the grant on July 25, 2006 (the "Grant Date") by INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the "Company"), to Arthur C. Martinez ("Grantee") of Restricted Stock Units (the "Units"), as follows:


         Number granted:   10,638 Units

         Units vest:       All Units will vest on the first anniversary of the
                  Grant Date, July 25, 2007 (the "Stated Vesting Date"), if not previously forfeited. In addition, the Units will become immediately vested upon a Change in Control or upon the occurrence of certain events relating to termination of service, in accordance with Section 4 hereof.

         Settlement:       Units granted  hereunder will be settled by delivery
                  of one share of the Company's Common Stock, par value $.12-1/2 per share, for each Unit being settled. Subject to elective deferral under Section 6 below and subject to
                  Section 4(b), such settlement shall occur upon the vesting (the lapse of the risk of forfeiture) of each Unit as specified above.


                                   * * * * * *

The Units are subject to the terms and conditions of the 2000 Stock Award and Incentive Plan, as amended and restated (the "Plan"), and this Agreement, including the Terms and Conditions of Restricted Stock Units attached hereto. The number of Units and the kind of shares deliverable in settlement of Units are subject to adjustment in accordance with Section 5 hereof and Section 11(c) of the Plan.

Grantee acknowledges and agrees that (i) Units are nontransferable, except as provided in Section 3 hereof and Section 11(b) of the Plan, (ii) Units are subject to forfeiture in the event of Grantee's Termination of Service in certain circumstances prior to vesting, as specified in Section 4 hereof, (iii) sales of shares delivered in settlement of Units will be subject to the Company's policies regulating trading by directors and (iv) a copy of the Plan and related prospectus have previously been delivered to Grantee or are being delivered to Grantee.

     IN WITNESS WHEREOF, INTERNATIONAL FLAVORS & FRAGRANCES INC. has caused this Agreement to be executed by its officer thereunto duly authorized, and Grantee has duly executed this Agreement, by which each has agreed to the terms of this Agreement.



                                          INTERNATIONAL FLAVORS &
                                          FRAGRANCES INC.


  /s/ Arthur C. Martinez                  By:   /s/ Dennis M. Meany
 ---------------------------                  ------------------------------
  Arthur C. Martinez                      Name:  Dennis M. Meany
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary


                                          Attest:

                                           /s/ Jodie Simon Friedman
                                          ----------------------------------
                                           Assistant Secretary

                 TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

     The following Terms and Conditions apply to the Units granted to Grantee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the "Company"), as specified in the Restricted Stock Units Agreement (of which these Terms and Conditions form a part). Certain terms of the Units, including the number of Units granted, vesting date(s) and settlement date, are set forth on the preceding pages.

     1. General. The Units are granted to Grantee under the Company's 2000 Stock Award and Incentive Plan (the "Plan"), a copy of which, along with other documents constituting the "prospectus" for the Plan, have previously been delivered to Grantee or are being delivered to Grantee. All of the applicable terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan govern. By accepting the grant of the Units, Grantee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), the rules and regulations under the Plan adopted from time to time, and the decisions and determinations of the Company's Compensation Committee of the Company's Board of Directors (the "Committee") made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Grantee with respect to outstanding Units.

     2. Account for Grantee. The Company shall maintain a bookkeeping account for Grantee (the "Account") reflecting the number of Units then credited to Grantee hereunder as a result of such grant of Units.

     3. Nontransferability. Until Units become settleable in accordance with the terms of this Agreement, Grantee may not transfer Units or any rights hereunder to any third party other than by will or the applicable laws of descent and distribution, except for transfers to a Beneficiary or otherwise if and to the extent permitted by the Company and subject to the conditions under Section 11(b) of the Plan.

     4. Termination Provisions. The following provisions will govern the vesting and forfeiture of the Units in the event of Grantee's Termination of Service (as defined below), unless otherwise determined by the Committee (subject to Section 8(a) hereof):

               (a) Death or Disability. In the event of Grantee's Termination of Service due to death or Disability (as defined below) all of the Units, to the extent then outstanding but not previously vested, will vest and become non-forfeitable immediately, and such Units, together with any then-outstanding Units that previously became vested and non-forfeitable, will be settled as promptly as practicable thereafter if not previously settled.

               (b) Retirement. In the event of Grantee's Termination of Service due to Retirement (as defined below), the Units, to the extent outstanding but not previously vested or otherwise forfeited, will continue to be outstanding and will vest at the time the Units would have become vested if Grantee had not Retired. Such Units will be settled as promptly as practicable following vesting.

               (c) Other Terminations. In the event of Grantee's Termination of Service for any reason other than death, Disability, or Retirement, any then-outstanding Units not vested at the date of Termination of Service will be forfeited.

               (d) Certain Definitions. The following definitions apply for purposes of this Agreement:

               (i) "Disability" means Grantee's physical or mental impairment which is expected to be of long-duration and which renders Grantee unable to perform his or her duties as a director. Determination of Disability will be in the sole discretion of the Board.

                    (ii) "Retirement" means retirement after attaining age 62.

                    (iii) "Termination of Service" means the event by which Grantee ceases to be a director of the Company.

     5. Dividends and Adjustments.

               (a) Dividends. No Dividends or Dividend Equivalents of any kind (including cash dividends, non-Common Stock Dividends or Common Stock Dividends) will be credited or paid on any unvested Units. Units that, at the relevant dividend record date that occurs before the issuance of shares in settlement of Units, previously have been vested (i.e., Units deferred as to settlement under Section 6), shall be entitled to payments or credits equivalent to dividends that would have been paid if the Units had been outstanding shares at such record date. The form and timing of such payments will be in the discretion of the Committee.

               (b) Adjustments. The number of Units credited to Grantee's Account and/or the property deliverable upon settlement of Units shall be appropriately adjusted, in order to prevent dilution or enlargement of Grantee's rights with respect to Units in connection with, or to reflect any changes in the number and kind of outstanding shares of Common Stock resulting from, any corporate transaction or event referred to in the first sentence of Section 11(c) of the Plan.

               (c) Risk of Forfeiture and Settlement of Units Resulting from Adjustments. Units (and other property deliverable in settlement of Units) which directly or indirectly result from adjustments to a Unit granted hereunder shall be subject to the same risk of forfeiture as applies to the granted Unit and will be settled at the same time as the granted Unit.

     6. Deferral of Settlement; Compliance with Section 409A. Settlement of any Unit will be deferred in certain cases if and to the extent validly elected by Grantee. Deferrals, both elective and any other distribution not excluded or exempt under Section 409A of the Internal Revenue Code (the "Code"), shall comply with requirements under Section 409A. At any time that Units are electively deferred or otherwise not excluded or exempted under Section 409A, they will be subject to accelerated settlement under Section 9(a) of the Plan only if the Change in Control constitutes a change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation within the meaning of Section 409A(a)(2)(A)(v). Other provisions of this Agreement notwithstanding, under U.S. federal income tax laws and Treasury Regulations (including proposed regulations) as presently in effect or hereafter implemented, (i) if the timing of any distribution in settlement of Units would result in Grantee's constructive receipt of income relating to the Units prior to such distribution, the date of distribution will be the earliest date after the specified date of distribution that distribution would occur under the terms of this Agreement and can be effected without resulting in such constructive receipt; and (ii) any rights of Grantee or retained authority of the Company with respect to Units hereunder shall be automatically modified and limited to the extent necessary so that Grantee will not be deemed to be in constructive receipt of income relating to the Units prior to the distribution and so that Grantee shall not be subject to any penalty under Section 409A.


         7.       Other Terms Relating to Units.

               (a) Fractional Units and Shares. The number of Units credited to Grantee's Account shall include fractional Units, if any, calculated to at least three decimal places, unless otherwise determined by the Committee. Unless settlement is effected through a third-party broker or agent that can accommodate fractional shares (without requiring issuance of a fractional share by the Company), upon settlement of the Units Grantee shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such Units.

               (b) Taxes. Grantee shall be responsible for any income taxes and other taxes resulting from the grant, vesting or settlement of Units.

               (c) Statements. An individual statement of each Grantee's Account will be issued to Grantee at such times as may be determined by the Company. Such a statement shall reflect the number of Units credited to Grantee's Account, transactions therein during the period covered by the statement, and other information deemed relevant by the Committee. Such a statement may be combined with or include information regarding other plans and compensatory arrangements for non-employee directors. Any statement containing an error shall not, however, represent a binding obligation to the extent of such error.

               (d) Grantee Consent. By signing this Agreement, Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 7(d). Grantee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Grantee's ability to participate in the Plan. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Grantee, including Grantee's name, home address and telephone number, date of birth, social security number or other Grantee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, and details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in Grantee's favor ("Data"). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Grantee's participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Grantee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on Grantee's behalf to a broker or other third party with whom Grantee may elect to deposit any shares acquired pursuant to the Plan. Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Grantee's ability to participate in the Plan.

               (e) Consent to Electronic Delivery. Grantee hereby consents to electronic delivery of the Plan, the Prospectus for the Plan and other documents related to the Plan (collectively, the "Plan Documents"). The Company will deliver the Plan documents electronically to Grantee by e-mail, by posting such documents on its intranet website or by another mode of electronic delivery as determined by the Company in its sole discretion. The Company will send to the Grantee an e-mail announcement when a new plan document is available electronically for Grantee's review, download or printing and will provide instructions on where the plan document can be found. Unless otherwise specified in writing to the Company, Grantee will not incur any costs for receiving the plan documents electronically through the Company's computer network. Grantee will have the right to receive paper copies of any plan document by sending a written request for a paper copy to the address specified in Section 8(e) hereof. Grantee's consent to electronic delivery of the plan documents will be valid and remain effective until the earlier of (i) the termination of Grantee's participation in the Plan and (ii) the withdrawal of Grantee's consent to electronic delivery of the Plan documents. The Company acknowledges and agrees that Grantee has the right at any time to withdraw his or her consent to electronic delivery of the Plan documents by sending a written notice of withdrawal to the address specified in Section 8(e) hereof. If Grantee withdraws his or her consent to electronic delivery, the Company will resume sending paper copies of the Plan documents within ten (10) business days of its receipt of the withdrawal notice. Grantee acknowledges that he or she is able to access, view and retain an e-mail announcement informing Grantee that the Plan documents are available in either HTML, PDF or such other format as the company determines in sole discretion.

     8. Miscellaneous.

               (a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Units, and supersedes any prior agreements or documents with respect thereto. No amendment or
          alteration  of  this   Agreement   which  may  impose  any  additional
          obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of this Agreement which may materially impair the rights of Grantee with respect to the Units shall be valid unless expressed in a written instrument executed by Grantee.

               (b) No Promise of Continued Service as Director. The Units and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Grantee has a right to continue as a director of the Company for any period of time, or at any particular rate of compensation.

               (c) Unfunded Plan. Any provision for distribution in settlement of Grantee's Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Grantee any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Grantee. With respect to Grantee's entitlement to any distribution hereunder, Grantee shall be a general creditor of the Company.

               (d) Governing Law. THE VALIDITY, CONSTRUCTION, AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS (INCLUDING THOSE GOVERNING CONTRACTS) OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND APPLICABLE FEDERAL LAW.

               (e) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at 521 West 57th Street, New York, NY 10019, attention: Corporate Secretary, and any notice to the Grantee shall be addressed to the Grantee at Grantee's address as then appearing in the records of the Company.